UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 - August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Annual report
8|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Terms and definitions	12

Trustee approval of management contract	13

Other information for shareholders	17

Financial statements	18

Federal tax information	54

Shareholder meeting results	55

About the Trustees	56

Officers	58

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to have less than investment-grade status, which means their issuing companies are considered more likely to default on their loans than more creditworthy companies. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Convertible securities pay interest, although frequently at a lower rate than traditional bonds, and the amount of interest does not change as the price of the underlying stock(s) increases or decreases.

Building a portfolio of high-yield bonds and convertible securities requires intensive research and analysis. Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio managers then construct a portfolio that they believe offers the best return potential, while being mindful of risk.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

2	3

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

Interview with your fund’s portfolio managers

Eric N. Harthun, CFA, and Robert L. Salvin

The market grew more volatile in recent months. What drove this negative performance?

Eric: Investor belief in the economic recovery’s endurance was shaken in 2011 due to a combination of factors, including the growing European sovereign debt crisis, persistently high unemployment and sluggish GDP figures. In addition, a number of macro shocks rattled the markets. The Federal Reserve’s $600 billion stimulus program ceased at the end of June, and an unprecedented downgrade of U.S. debt by rating agency Standard & Poor’s capped off the contentious political negotiation in Washington over raising the nation’s debt ceiling.

Both high-yield bonds and convertible securities have a degree of correlation with equities, and investors moved away from these asset classes, particularly over the summer, in favor of Treasury bonds and short-term securities.

How do you view the fund’s performance in the context of this shift in market sentiment?

Rob: We are pleased to report a positive return both for the full 12-month period at net asset value and for the fund’s publicly traded market price, but more recent performance has clearly been challenging, and the fund finished the period slightly behind its benchmarks.

In both the high-yield and convertible markets, securities that experienced strong positive performance in the first part of the year subsequently sold off in the final six months as investors grew more risk-averse.

The degree of diversification in the portfolio clearly helped in this challenging period when viewed against the returns in other asset classes. The fund’s performance in the second half of the period [–5.49%], for example, represented a smaller loss than both stocks [–7.23% for the S&P 500 Index] and the fund’s benchmark for convertible securities [–10.20%].

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

Another positive development worth mentioning is that the convertible securities market in particular has responded to the recent downturn in an orderly fashion, with no panicked selling and a consistent degree of demand from a variety of investors.

Could you discuss some of the specific contributors to performance?

Eric: Given the downturn, one of the biggest contributors to performance was our decision to hold underweight positions in certain convertible securities relative to the benchmark. In the financials sector, which was hurt by fears of a slowing economy, these holdings included Citigroup and Bank of America. Similarly, we benefited by having no or underweight exposure to mortgage insurers MGIC and Radian Group. MGIC was sold before the end of the period. The same dynamic was at work in the basic materials sector, where relative to the benchmark index we benefited from holding an underweight position in U.S. Steel.

In terms of large positions that helped performance, I would point to two out-of-benchmark positions: Retail holding company Retail Ventures, which operates footwear company DSW, and Safeguard Scientifics, a private equity and venture capital firm specializing in expansion financing for technology companies.

On the high-yield bond side of the portfolio, some of our top contributors were overweight positions in First Data, the world’s largest electronic payment processor; Petrohawk Energy, which was acquired by BHP Billiton in

Credit qualities are shown as a percentage of net assets as of 8/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

August; and Freescale Semiconductor — as well as an out-of-benchmark position in energy company El Paso.

What were some of the notable detractors?

Rob: The two biggest detractors among our convertible securities during the period were General Motors [GM] and Ford. In GM’s case, we believed the convertible securities — issued with its new common stock in 2010 — represented an attractive opportunity. However, the company announced disappointing earnings earlier this year, and the business environment has since weakened. People tend to postpone large purchases such as cars and houses when unemployment is rising and financing is difficult to obtain. Interestingly, despite a weaker economic environment, Ford did relatively better than GM. So owning more shares of Ford and less of GM would have helped narrow the gap in performance between the fund and its benchmark.

We were similarly underweight Chesapeake Energy at a time when the energy sector outperformed more economically sensitive sectors. Finally, some of our security selection in the health-care sector didn’t work as well as we would have liked, including medical device manufacturer China Medical Technologies and Amylin Pharmaceuticals, which has two drugs on the market for the

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

treatment of diabetes. Amylin was sold during the period.

Among our high-yield bond holdings, detractors included overweight exposure to direct marketing company Harry & David Operations, which filed for bankruptcy in March; and to tabloid publisher American Media Operations, which we sold before the end of the period. Performance was also hurt by an out-of-benchmark position in Vertis, a publisher of newspaper advertising inserts that defaulted on its bond payments.

How are you positioning the portfolio going forward?

Eric: We have reduced risk in the portfolio at the margin given the increased odds of a recession in the United States. However, markets tend to factor economic events into securities prices early, and there is ample reason to believe that today’s prices on both convertibles and high-yield bonds represent attractive valuations.

Convertibles have returned to attractive valuations that we haven’t seen in over a year. We’re finding securities that have high current yields and equity sensitivity. It’s worth noting also that the landscape for convertibles today is different than it was a few years ago when hedge funds were dominant traders. We have even seen a degree of what we call “crossover buying,” in which dedicated fixed-income investors have been choosing convertible securities over bonds due to their combination of yield and equity sensitivity.

High-yield bonds are trading today at similarly attractive valuations, in our view. We note that the trauma of the financial crisis of 2008 and 2009, severe as it was, had the beneficial effect of purging the market of its least-creditworthy companies. Put differently, we believe that the bulk of today’s corporate debt issuers are stronger for having weathered the recession. Most of them have better balance sheets, with substantial amounts of cash and sturdier capital structures.

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Given this perspective, we have a favorable outlook for the coming months, believing that solid corporate fundamentals and liquid capital markets will continue to play a supportive role. We have not made any changes to the portfolio as a result of the recent market decline, but we are continuing to look for ways to further diversify our exposures and to reduce risk at the margin.

Thank you, Eric and Rob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is predicted to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 8/31/11

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.19%	8.88%

10 years	133.76	128.48
Annual average	8.86	8.61

5 years	32.08	47.66
Annual average	5.72	8.11

3 years	23.74	39.35
Annual average	7.36	11.70

1 year	8.94	5.22

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 8/31/11

	BofA		Lipper Convertible
	Merrill Lynch		Securities Funds
	All-Convertibles	JPMorgan Developed	(closed-end)
	Speculative Quality Index	High Yield Index	category average†

Annual average
Life of fund (since 7/9/87)	—*	—*	8.22%

10 years	99.36%	131.61%	63.67
Annual average	7.14	8.76	4.85

5 years	26.04	49.45	17.08
Annual average	4.74	8.37	3.14

3 years	26.68	41.00	10.79
Annual average	8.20	12.14	3.30

1 year	10.89	9.57	8.87

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/11, there were 11, 11, 9, 4, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions

Number		12

Income		$0.5268

Capital gains		—

Total		$0.5268

Share value	NAV		Market price

8/31/10	$7.93		$8.19

8/31/11	8.12		8.10

Current yield (end of period)

Current dividend rate*	6.49%		6.50%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	8.92%	8.50%

10 years	133.89	127.50
Annual average	8.87	8.57

5 years	23.82	33.32
Annual average	4.37	5.92

3 years	30.25	57.82
Annual average	9.21	16.43

1 year	–1.14	–8.31

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 11, 11 and 9 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investors Services, Inc. (“PSERV”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding share repurchase program

In September 2011, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2011, up to 10% of the fund’s common shares outstanding as of October 7, 2011.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam High Income Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Securities Fund (the “fund”) at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2011 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 17, 2011

The fund’s portfolio 8/31/11

CORPORATE BONDS AND NOTES (39.4%)*	Principal amount		Value

Basic materials (3.1%)
Associated Materials, LLC company guaranty sr. notes 9 1/8s, 2017		$145,000	$127,600

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		145,000	141,013

Catalyst Paper Corp. 144A company guaranty sr. notes 11s,
2016 (Canada)		15,000	9,900

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		55,000	58,300

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		100,000	100,250

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		115,000	124,200

Dynacast International, LLC/Dynacast Finance, Inc. 144A
notes 9 1/4s, 2019		35,000	33,338

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		50,000	47,625

Exopack Holding Corp. 144A sr. notes 10s, 2018		80,000	78,800

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		200,000	202,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		90,000	90,338

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		150,000	149,250

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		55,000	47,988

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		90,000	84,150

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		90,000	93,938

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		75,000	78,000

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		200,000	202,500

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	105,000	120,361

JMC Steel Group 144A sr. notes 8 1/4s, 2018		$20,000	19,550

Lyondell Chemical Co. sr. notes 11s, 2018		320,000	357,200

Lyondell Chemical Co. 144A company guaranty sr. notes 8s, 2017		262,000	290,165

Momentive Performance Materials, Inc. notes 9s, 2021		185,000	158,175

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		105,000	92,400

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
company guaranty sr. sub. notes 8 3/8s, 2018		35,000	36,138

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		195,000	205,238

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		120,000	119,400

Old All, Inc. company guaranty sr. unsec. notes 9s,
2014 (In default) † F		230,000	1

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	55,000	83,984

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$140,000	151,200

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		70,000	64,400

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		100,000	98,750

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount		Value

Basic materials cont.
Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		$20,000	$19,250

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		90,000	95,625

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		165,000	175,313

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		65,000	66,463

Thompson Creek Metals Co., Inc. 144A company
guaranty sr. notes 7 3/8s, 2018 (Canada)		55,000	50,188

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		135,000	138,375

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		160,000	159,600

USG Corp. 144A company guaranty sr. notes 8 3/8s, 2018		25,000	21,813

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		75,000	59,813

			4,252,592
Capital goods (2.1%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		220,000	227,425

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		60,000	57,750

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2017		5,000	4,850

American Axle & Manufacturing, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		111,000	117,660

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	100,000	132,043

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$35,000	36,050

Berry Plastics Corp. company guaranty notes FRN 4.122s, 2014		75,000	65,250

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		70,000	64,400

Berry Plastics Corp. notes 9 3/4s, 2021		15,000	13,913

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		45,000	45,225

Graham Packaging Co., LP/GPC Capital Corp. company
guaranty sr. unsec. notes 8 1/4s, 2017		55,000	55,550

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		215,000	220,913

Kratos Defense & Security Solutions, Inc. 144A company
guaranty sr. notes 10s, 2017		10,000	10,275

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		285,000	358,760

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		15,000	15,375

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		185,000	177,138

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		75,000	74,250

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 8 1/2s, 2016 (Luxembourg)		115,000	117,588

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 7 1/8s, 2019		100,000	94,750

Reynolds Group Issuer, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019		120,000	108,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015		45,000	21,600

Ryerson, Inc. company guaranty sr. notes 12s, 2015		225,000	230,906

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Capital goods cont.
Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	$50,000	$52,250

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	90,000	91,350

Terex Corp. sr. unsec. sub. notes 8s, 2017	160,000	156,000

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	175,000	177,625

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	93,000	97,650

TransDigm, Inc. 144A sr. sub. notes 7 3/4s, 2018	140,000	142,450

		2,966,996
Communication services (5.0%)
Adelphia Communications Corp. escrow bonds zero %, 2012	20,000	12

Adelphia Communications Corp. escrow bonds zero %, 2012	235,000	143

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	25,000	21,500

AMC Networks, Inc. 144A company guaranty sr. unsec
notes 7 3/4s, 2021	45,000	46,575

Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014	225,000	221,625

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	45,000	45,450

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	125,000	132,500

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	35,000	36,663

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	65,000	67,275

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016	49,815	57,536

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	55,000	57,200

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	140,000	136,150

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	140,000	139,300

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	280,000	291,200

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	130,000	121,875

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	185,000	174,825

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	120,000	112,800

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	230,000	204,700

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	115,000	116,438

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	45,000	46,125

CSC Holdings LLC sr. notes 6 3/4s, 2012	26,000	26,520

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	165,000	165,000

EH Holding Corp. 144A sr. notes 6 1/2s, 2019	80,000	80,000

EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021	165,000	164,175

Equinix, Inc. sr. unsec. notes 7s, 2021	75,000	76,500

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	110,000	115,225

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	65,000	67,600

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2014	25,000	26,688

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount		Value

Communication services cont.
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		$35,000	$36,313

Intelsat Jackson Holdings SA 144A company
guaranty sr. notes 7 1/2s, 2021 (Bermuda)		140,000	135,450

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		322,187	312,924

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		580,000	562,552

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		85,000	82,556

Level 3 Escrow, Inc. 144A sr. unsec. notes 8 1/8s, 2019		20,000	19,000

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2014		194,000	196,425

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019		80,000	79,200

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		50,000	50,500

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		55,000	55,550

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		215,000	218,763

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		60,000	59,025

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		90,000	101,250

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021		40,000	41,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		50,000	53,375

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		160,000	170,400

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021
(Canada)	CAD	75,000	75,468

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		$20,000	20,250

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		90,000	99,675

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016		20,000	22,800

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		65,000	64,350

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		55,000	58,163

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		145,000	152,613

Sprint Capital Corp. company guaranty 6 7/8s, 2028		365,000	326,675

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		185,000	193,788

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		65,000	62,563

Videotron Ltee sr. notes 6 7/8s, 2021 (Canada)	CAD	75,000	75,725

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		$175,000	192,938

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Netherlands)		80,000	75,000

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)		110,000	114,125

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Communication services cont.
Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Italy) ‡‡	$120,671	$120,671

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	35,000	36,313

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2013	95,000	100,938

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	125,000	131,406

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021	75,000	76,125

		6,925,469
Consumer cyclicals (8.9%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	15,000	14,325

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	105,000	102,375

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	135,000	119,475

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	125,000	122,500

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	185,000	178,525

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	152,000	152,000

American Media, Inc. 144A notes 13 1/2s, 2018	18,955	17,770

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021	110,000	109,725

ARAMARK Holdings Corp. 144A sr. notes 8 5/8s, 2016 ‡‡	50,000	50,125

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	40,000	41,700

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	65,000	47,125

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	65,000	44,850

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	40,000	27,500

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	160,000	144,400

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	30,000	27,375

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020	100,000	100,250

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	100,000	102,000

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	45,000

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	50,000	49,000

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	40,000	38,300

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019	90,000	83,925

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018	447,000	350,895

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2015	30,000	28,500

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	$220,000	$237,050

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	20,000	21,100

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015	150,000	115,500

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	95,000	76,950

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	40,000	34,800

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company
guaranty sr. notes 8 1/4s, 2021	200,000	171,000

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	85,000	89,250

Cinemark USA, Inc. 144A company
guaranty sr. sub. notes 7 3/8s, 2021	25,000	24,188

CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡	163,615	157,070

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021	120,000	96,600

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	260,000	180,700

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	100,000	68,750

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2017	20,000	21,200

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	160,000	171,200

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	205,000	206,538

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019	125,000	109,688

DISH DBS Corp. company guaranty 7 1/8s, 2016	60,000	61,200

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	135,000	143,438

DISH DBS Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	100,000	100,750

FelCor Lodging Escrow, LP 144A sr. notes 6 3/4s, 2019 R	165,000	155,100

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	151,000	160,438

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	135,000	151,875

Ford Motor Credit Co., LLC sr. unsec. notes 7s, 2015	110,000	117,425

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021	200,000	199,422

General Motors Financial Co., Inc. 144A sr. notes 6 3/4s, 2018	75,000	74,625

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	130,000	125,450

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	85,000	83,938

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	75,000	80,250

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018	240,000	254,400

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	195,000	187,688

Isle of Capri Casinos, Inc. 144A company guaranty sr.
unsec. notes 7 3/4s, 2019	90,000	88,200

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016	50,000	53,313

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017	280,000	286,300

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014	10,000	11,150

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018	40,000	40,500

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	$145,000	$138,475

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	80,000	82,200

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	100,000	101,500

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	180,000	166,050

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	160,000	176,500

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2015	75,000	88,592

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	200,000	11,500

Masonite International Corp. 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	125,000	115,000

McClatchy Co. (The) company guaranty sr. notes 11 1/2s, 2017	55,000	53,075

MGM Resorts International company guaranty sr. notes 9s, 2020	25,000	26,688

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	40,000	34,000

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	50,000	45,000

MGM Resorts International sr. notes 10 3/8s, 2014	20,000	21,950

MGM Resorts International sr. notes 6 3/4s, 2012	2,000	2,005

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	225,000	233,438

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019	290,000	232,000

Navistar International Corp. sr. notes 8 1/4s, 2021	165,000	169,950

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	90,000	83,700

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	65,000	66,219

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
company guaranty sr. notes 8 7/8s, 2017	105,000	107,625

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018	95,000	98,088

Nortek, Inc. 144A company guaranty sr. notes 8 1/2s, 2021	45,000	38,475

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018	125,000	119,375

Owens Corning company guaranty sr. unsec. notes 9s, 2019	170,000	198,900

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	30,000	31,875

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	150,000	151,875

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	65,000	66,950

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	60,000	62,250

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	35,000	36,488

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	180,000	179,550

Ply Gem Industries, Inc. company guaranty sr. notes 8 1/4s, 2018	20,000	16,900

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	105,000	101,850

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	80,000	68,400

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
QVC Inc. 144A sr. notes 7 1/2s, 2019		$140,000	$150,850

QVC Inc. 144A sr. notes 7 3/8s, 2020		65,000	69,875

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014		90,000	79,200

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		35,000	29,050

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018		90,000	90,900

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		155,000	149,188

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		235,000	199,163

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		90,000	88,988

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		101,000	110,090

Sears Holdings Corp. company guaranty 6 5/8s, 2018		85,000	70,550

Standard Pacific Corp. company guaranty sr. notes 10 3/4s, 2016		115,000	113,850

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		25,000	24,375

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016		40,000	39,700

Toys R Us - Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		30,000	29,175

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017		110,000	112,200

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		145,000	156,600

Travelport LLC company guaranty 11 7/8s, 2016		120,000	84,900

Travelport LLC company guaranty 9 7/8s, 2014		155,000	132,138

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		75,000	60,188

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	60,000	85,910

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2014	EUR	80,000	114,547

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015		$32,000	35,280

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		100,000	85,500

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		115,000	110,400

Vertis, Inc. company guaranty sr. notes 13 1/2s,
2014 (In default) † ‡‡ F		184,377	9,219

Vulcan Materials Co. sr. unsec. unsub. notes 7 1/2s, 2021		40,000	39,397

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		70,000	76,475

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		145,000	162,763

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		130,000	132,925

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		190,000	187,625

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
YCC Holdings, LLC/Yankee Finance, Inc. 144A sr. unsec.
notes 10 1/4s, 2016		$95,000	$86,450

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		210,000	219,450

			12,418,050
Consumer staples (3.5%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		80,000	87,500

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		30,000	30,675

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		150,000	148,688

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		75,000	80,063

Central Garden & Pet Co. company
guaranty sr. sub. notes 8 1/4s, 2018		95,000	92,863

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		60,000	58,200

CKE Restaurants, Inc. company guaranty sr. notes 11 3/8s, 2018		107,000	113,821

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		90,000	76,838

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		145,000	154,244

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		150,000	159,000

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		130,000	135,200

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		30,000	30,675

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016		95,000	90,250

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		125,000	129,688

Dole Food Co. sr. notes 13 7/8s, 2014		94,000	109,275

Dole Food Co. 144A sr. notes 8s, 2016		35,000	36,138

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		105,000	104,213

Harry & David Operations Corp. company guaranty sr. unsec.
notes 9s, 2013 (In default) †		130,000	5,200

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN zero %, 2012 (In default) †		70,000	3,325

Hertz Corp. 144A company guaranty sr. unsec. notes 7 1/2s, 2018		45,000	44,100

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	110,000	152,510

JBS USA LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$60,000	66,600

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		335,000	304,431

Landry’s Restaurants, Inc. company
guaranty sr. notes 11 5/8s, 2015		20,000	21,050

Landry’s Restaurants, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015		45,000	47,363

Libbey Glass, Inc. sr. notes 10s, 2015		72,000	77,040

Michael Foods, Inc. company guaranty sr. unsec
notes 9 3/4s, 2018		55,000	57,750

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		45,000	45,788

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Consumer staples cont.
Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018	$90,000	$93,600

Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018	45,000	46,800

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015	125,000	113,438

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015	80,000	85,200

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019	40,000	41,900

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	65,000	63,213

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	250,000	218,750

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	35,000	36,750

Roadhouse Financing, Inc. notes 10 3/4s, 2017	75,000	74,250

RSC Equipment Rental, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021	60,000	55,950

Service Corporation International sr. notes 7s, 2019	50,000	51,125

Service Corporation International sr. notes 7s, 2017	65,000	67,925

Service Corporation International sr. unsec. 7 3/8s, 2014	125,000	135,625

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014	130,000	146,900

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018	95,000	103,075

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019	117,016	126,816

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019	85,000	82,663

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	305,000	355,325

United Rentals North America, Inc. company
guaranty sr. unsec. sub. notes 8 3/8s, 2020	45,000	40,275

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2019	80,000	83,400

Wendy’s Co. (The) company guaranty sr. unsec.
unsub. notes 10s, 2016	225,000	241,594

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	55,000	53,625

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	65,000	62,075

		4,842,762
Energy (5.1%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	80,000	78,200

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	85,000	83,725

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	210,000	244,893

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	75,000	84,158

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	15,000	17,322

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	50,000	51,545

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	105,000	103,425

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	110,000	108,350

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	45,000	44,888

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	50,000	43,625

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Energy cont.
Brigham Exploration Co. company guaranty sr. unsec.
notes 8 3/4s, 2018	$90,000	$98,100

Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 6 7/8s, 2019	30,000	29,775

Carrizo Oil & Gas, Inc. company guaranty sr. unsec
notes 8 5/8s, 2018	170,000	173,400

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020	85,000	86,488

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	155,000	155,000

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021	45,000	42,975

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	35,000	39,550

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	45,000	43,200

Complete Production Services, Inc. company guaranty 8s, 2016	100,000	101,000

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	110,000	112,475

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022	120,000	120,000

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	215,000	231,125

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	130,000	138,288

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021	20,000	19,850

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	238,050

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	95,000	100,225

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	65,000	63,294

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	250,000	239,375

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	65,000	58,338

Forbes Energy Services Ltd. 144A company
guaranty sr. unsec. notes 9s, 2019	80,000	76,200

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 1/8s, 2018	115,000	119,025

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019	185,000	184,075

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	345,000	351,900

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	60,000	59,100

Inergy LP/Inergy Finance Corp. 144A sr. notes 6 7/8s, 2021	135,000	129,600

James River Escrow, Inc. 144A sr. notes 7 7/8s, 2019	45,000	40,725

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	100,000	98,250

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	85,000	90,100

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	$90,000	$90,000

Milagro Oil & Gas 144A notes 10 1/2s, 2016	120,000	102,600

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	90,000	93,825

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	210,000	211,575

Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	95,000	101,175

Offshore Group Investments, Ltd. 144A company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	25,000	26,625

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada) (In default) †	15,000	9,488

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada) (In default) †	105,000	65,888

Peabody Energy Corp. company guaranty 7 3/8s, 2016	270,000	293,625

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	10,000	10,300

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	135,000	152,550

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	265,000	283,550

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	75,000	77,250

Plains Exploration & Production Co. company guaranty 7s, 2017	375,000	378,750

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	50,000	50,000

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	70,000	77,175

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	50,000	52,375

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	135,000	143,100

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	185,000	182,225

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021	25,000	24,375

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	230,000	227,700

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	55,000	58,850

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	55,000	55,000

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	30,000	29,577

Whiting Petroleum Corp. company guaranty 7s, 2014	90,000	95,400

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	115,000	144,674

		7,137,266
Financials (4.4%)
ABN Amro North American Holding Preferred Capital Repackage
Trust I 144A jr. sub. bonds FRB 6.523s, perpetual maturity	195,000	150,150

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	90,000	84,825

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	90,000	86,572

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	65,000	68,250

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	60,000	60,600

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	$65,000	$63,863

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.454s, 2014	65,000	60,912

Ally Financial, Inc. unsec. sub. notes 8s, 2018	65,000	63,375

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	140,000	138,992

BAC Capital Trust VI bank guaranty jr. unsec.
sub. notes 5 5/8s, 2035	85,000	67,279

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	30,000	29,850

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	105,000	102,900

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	35,000	34,213

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	170,000	192,950

CIT Group, Inc. sr. bonds 7s, 2017	354	350

CIT Group, Inc. sr. bonds 7s, 2016	538	535

CIT Group, Inc. 144A bonds 7s, 2017	556,000	549,050

CIT Group, Inc. 144A bonds 7s, 2016	289,000	287,555

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	135,000	135,000

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	105,000	109,200

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	110,000	112,200

Dresdner Funding Trust I 144A bonds 8.151s, 2031	140,000	117,600

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	80,000	81,600

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	82,000	94,300

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, perpetual maturity (Jersey)	175,000	118,125

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	135,000	124,899

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	60,000	42,945

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	180,000	170,550

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	115,000	112,125

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	240,000	242,400

ING Groep NV jr. unsec. sub. notes 5.775s, perpetual
maturity (Netherlands)	40,000	33,600

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	15,000	13,575

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	168,000	170,940

Liberty Mutual Group, Inc. 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058	25,000	30,750

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	50,000	47,000

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	30,000	27,559

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. 144A company
guaranty sr. notes 6 7/8s, 2021 R	$50,000	$47,625

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	190,000	199,500

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	30,000	30,000

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	145,000	139,925

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	125,000	120,000

Provident Funding Associates, LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	135,000	135,675

Provident Funding Associates, LP/PFG Finance Corp. 144A
sr. unsec. notes 10 1/8s, 2019	60,000	54,600

Regions Financing Trust II company guaranty jr. unsec.
sub. bonds FRB 6 5/8s, 2047	210,000	175,875

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	225,000	199,406

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, perpetual maturity (United Kingdom)	265,000	201,400

Sabra Health Care LP/Sabra Capital Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2018 R	45,000	42,863

SLM Corp. sr. notes Ser. MTN, 8s, 2020	90,000	92,478

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	320,000	338,812

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017	295,000	249,275

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 5.85s, 2013	65,000	62,400

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI,
4 7/8s, 2012	120,000	117,300

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	100,000	104,623

		6,138,346
Health care (2.8%)
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019	95,000	94,525

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017	90,000	94,275

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017	130,000	127,075

CDRT Merger Sub, Inc. 144A company guaranty sr. unsec.
notes 8 1/8s, 2019	100,000	93,250

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2015	245,000	248,369

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	200,000	182,000

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020	30,000	29,400

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018	90,000	88,425

Elan Finance PLC/Elan Finance Corp. company
guaranty sr. unsec. notes 8 3/4s, 2016 (Ireland)	160,000	165,600

Endo Pharmaceuticals Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2019	70,000	70,875

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)	170,000	170,000

HCA Holdings, Inc. 144A sr. unsec. notes 7 3/4s, 2021	65,000	64,025

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017	29,000	31,755

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	215,000	234,350

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. sr. notes 6.95s, 2012	$70,000	$71,050

HCA, Inc. sr. notes 6 1/2s, 2020	385,000	386,925

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	110,000	108,625

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	245,000	238,875

IASIS Healthcare, LLC/IASIS Capital Corp. 144A
sr. notes 8 3/8s, 2019	205,000	179,375

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	95,000	96,425

Select Medical Corp. company guaranty 7 5/8s, 2015	37,000	34,040

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	79,400

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	131,119	131,775

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	85,000	84,363

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	15,000	16,500

Tenet Healthcare Corp. sr. notes 9s, 2015	215,000	227,900

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	55,000	58,300

Tenet Healthcare Corp. sr. unsec. notes 8s, 2020	80,000	77,600

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	265,000	272,950

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	20,000	18,100

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	45,000	41,400

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	20,000	18,600

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	4,000	2,560

		3,838,687
Technology (2.1%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	55,000	56,513

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	105,000	106,575

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015 ‡‡	70,000	60,463

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	235,000	199,750

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	55,000	49,500

Buccaneer Merger Sub, Inc. 144A sr. notes 9 1/8s, 2019	120,000	120,000

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s,
2015 ‡‡	227,350	210,299

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	55,000	51,288

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019 (Canada)	130,000	119,600

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	35,000	36,400

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	65,000	67,600

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	190,089	178,684

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	225,000	189,000

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	55,000	51,700

First Data Corp. 144A sr. bonds 12 5/8s, 2021	215,000	203,175

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	149,000	156,078

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Technology cont.
Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	$49,000	$52,430

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	115,000	121,038

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	55,000	56,375

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	25,000	25,875

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015 F	446,000	439,310

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	150,000	157,875

Seagate HDD Cayman 144A company guaranty sr. unsec.
notes 7 3/4s, 2018 (Cayman Islands)	85,000	84,363

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	116,000	118,320

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	95,000	90,725

		3,002,936
Transportation (0.4%)
AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	125,000	126,563

CHC Helicopter SA 144A company guaranty sr. notes 9 1/4s,
2020 (Luxembourg)	100,000	83,000

Kansas City Southern de Mexico SA de CV sr. unsec.
unsub. notes 8s, 2018 (Mexico)	60,000	64,500

Kansas City Southern de Mexico SA de CV sr. unsec.
unsub. notes 6 1/8s, 2021 (Mexico)	25,000	24,938

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	140,000	141,400

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	130,000	100,100

		540,501
Utilities and power (2.0%)
AES Corp. (The) sr. unsec. notes 8s, 2020	55,000	57,750

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	85,000	89,250

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	75,000	75,750

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	100,000	103,250

Calpine Corp. 144A sr. notes 7 1/4s, 2017	185,000	187,313

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	95,000	110,038

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019	230,000	140,300

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	75,000	57,000

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	20,000	19,450

Edison Mission Energy sr. unsec. notes 7.2s, 2019	85,000	56,525

Edison Mission Energy sr. unsec. notes 7s, 2017	40,000	28,000

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	100,000	112,000

El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	53,459

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	45,000	45,174

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	62,000	62,550

Energy Future Intermediate Holding Co., LLC
sr. notes 9 3/4s, 2019	256,000	250,880

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	155,000	158,875

CORPORATE BONDS AND NOTES (39.4%)* cont.	Principal amount	Value

Utilities and power cont.
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	$190,000	$190,950

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	25,000	25,000

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	25,000	26,794

NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	103,250

NRG Energy, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2021	325,000	320,125

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	70,000	75,469

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	140,000	156,100

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	15,000	17,895

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016 ‡‡	188,546	77,304

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 15s, 2021	75,000	48,000

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020	85,000	71,825

		2,720,276

Total corporate bonds and notes (cost $55,481,964)		$54,783,881

CONVERTIBLE BONDS AND NOTES (27.9%)*	Principal amount	Value

Basic materials (1.0%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$535,000	$589,838

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	335,000	402,000

USEC, Inc. cv. sr. unsec. notes 3s, 2014	600,000	361,500

		1,353,338
Capital goods (1.3%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	1,075,000	1,136,813

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	690,000	585,638

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	95,000	92,388

		1,814,839
Communication services (5.1%)
Clearwire Communications, LLC/Clearwire Finance, Inc.
144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	1,385,000	954,681

Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	733,000	608,390

Equinix, Inc. cv. sr. unsec. sub. notes 4 3/4s, 2016	890,000	1,190,375

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	1,280,000	1,131,200

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 6 1/2s, 2016	800,000	1,325,000

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)	1,170,000	1,835,438

		7,045,084
Consumer cyclicals (5.2%)
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	397,000	453,573

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	1,270,000	1,131,888

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	631,000	905,485

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	900,000	858,420

Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	410,000	394,625

CONVERTIBLE BONDS AND NOTES (27.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Liberty Media, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	$1,900,000	$1,080,720

Live Nation Entertainment, Inc. cv. sr. unsec.
notes 2 7/8s, 2027	1,420,000	1,295,750

MGM Resorts International Co. cv. company
guaranty sr. unsec. notes 4 1/4s, 2015	385,000	370,081

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014	547,000	713,151

		7,203,693
Consumer staples (1.0%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	470,000	486,450

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	883,000	838,850

		1,325,300
Energy (2.3%)
Endeavour International Corp. 144A cv. company
guaranty sr. unsec. notes 5 1/2s, 2016	643,000	570,663

Global Industries, Ltd. cv. sr. unsec. notes 2 3/4s, 2027	573,000	350,275

Helix Energy Solutions Group, Inc. cv. sr. unsec.
unsub. notes 3 1/4s, 2025	1,325,000	1,315,063

James River Coal Co. 144A cv. sr. unsec. notes 3 1/8s, 2018	490,000	365,050

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	495,000	579,769

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s,
2027 (In default) †	500,000	22,500

		3,203,320
Financials (4.1%)
Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	610,000	603,351

CapitalSource, Inc. cv. company guaranty sr. unsec.
sub. notes 7 1/4s, 2037	300,000	307,875

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	545,000	805,238

iStar Financial, Inc. cv. sr. unsec. unsub. notes FRN
0.746s, 2012 R	820,000	728,160

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	598,000	792,350

MF Global Holdings Ltd. cv. sr. unsec. notes 9s, 2038	910,000	981,663

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	920,000	776,250

Tower Group, Inc. 144A cv. sr. unsec. notes 5s, 2014	679,000	728,228

		5,723,115
Health care (2.9%)
Brookdale Senior Living, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2018	495,000	410,231

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	1,065,000	726,863

China Medical Technologies, Inc. 144A cv. sr. unsec.
notes 6 1/4s, 2016 (China)	445,000	295,369

Hologic, Inc. cv. sr. unsec. notes stepped-coupon 2s
(zero %, 12/15/16) 2037 ††	625,000	664,844

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 12/15/13) 2037 ††	600,000	568,500

LifePoint Hospitals, Inc. cv. sr. unsec. sub. notes 3 1/4s, 2025	400,000	409,500

Providence Service Corp. (The) cv. sr. unsec.
sub. notes 6 1/2s, 2014	302,000	298,225

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	565,000	630,681

		4,004,213

CONVERTIBLE BONDS AND NOTES (27.9%)* cont.	Principal amount	Value

Technology (4.5%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$1,309,000	$1,317,181

EnerSys cv. sr. unsec. notes stepped-coupon 3 3/8s (zero %,
6/1/15) 2038 ††	367,000	354,155

Powerwave Technologies, Inc. cv. sr. unsec.
sub. notes 3 7/8s, 2027	1,160,000	964,250

Quantum Corp. 144A cv. sr. unsec. sub. notes 3 1/2s, 2015	538,000	486,460

Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	1,800,000	2,380,140

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	875,000	805,000

		6,307,186
Transportation (0.6%)
AMR Corp. cv. company guaranty sr. unsub. notes 6 1/4s, 2014	545,000	408,069

Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	535,000	366,475

		774,544

Total convertible bonds and notes (cost $36,868,157)		$38,754,632

CONVERTIBLE PREFERRED STOCKS (26.6%)*	Shares	Value

Basic materials (1.2%)
Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	65,720	$657

Vale Capital II $3.375 cv. pfd. (Cayman Islands)	19,570	1,517,898

		1,518,555
Communication services (2.0%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	28,570	1,142,800

Crown Castle International Corp. $3.125 cum. cv. pfd.	27,173	1,643,967

		2,786,767
Consumer cyclicals (7.1%)
Callaway Golf Co. Ser. B, 7.50% cv. pfd.	6,030	586,418

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	88,700	1,998,517

General Motors Co. Ser. B, $2.375 cv. pfd.	67,775	2,702,528

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	1,055	1,069,506

Nielsen Holdings NV $3.125 cv. pfd.	21,515	1,254,593

Retail Ventures, Inc. $3.312 cv. pfd.	19,725	1,347,612

Stanley Black & Decker, Inc. $4.75 cv. pfd.	8,247	911,813

		9,870,987
Consumer staples (1.7%)
Bunge, Ltd. $4.875 cv. pfd.	11,750	1,116,250

Dole Food Automatic Exchange 144A 7.00% cv. pfd.	45,742	494,471

Newell Financial Trust I $2.625 cum. cv. pfd.	18,460	798,395

		2,409,116
Energy (1.7%)
Apache Corp. Ser. D, $3.00 cv. pfd.	19,995	1,167,208

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	892	1,177,440

		2,344,648
Financials (8.4%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd.	28,010	699,970

AMG Capital Trust II $2.575 cv. pfd.	31,375	1,241,273

Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	5,870	330,422

Bank of America Corp. Ser. L, 7.25% cv. pfd.	1,802	1,603,780

Citigroup, Inc. $7.50 cv. pfd.	14,630	1,385,168

CONVERTIBLE PREFERRED STOCKS (26.6%)* cont.	Shares	Value

Financials cont.
Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.	51,500	$1,001,515

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.	30,825	655,993

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd.	20,775	1,030,648

Huntington Bancshares Ser. A, 8.50% cv. pfd.	844	928,400

MetLife, Inc. $3.75 cv. pfd.	18,970	1,241,587

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	1,575	1,629,873

		11,748,629
Technology (1.2%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	1,255	1,160,875

Unisys Corp. Ser. A, 6.25% cv. pfd.	7,597	451,072

		1,611,947
Transportation (0.4%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	64,785	602,177

		602,177
Utilities and power (2.9%)
AES Trust III $3.375 cv. pfd.	30,565	1,465,210

El Paso Energy Capital Trust I $2.375 cv. pfd.	1,069	47,504

Great Plains Energy, Inc. $6.00 cv. pfd.	19,895	1,211,009

PPL Corp. $4.375 cv. pfd.	24,135	1,334,907

		4,058,630

Total convertible preferred stocks (cost $37,249,717)		$36,951,456

COMMON STOCKS (1.9%)*	Shares	Value

Alliance HealthCare Services, Inc. †	6,663	$10,594

Alpha Natural Resources, Inc. †	1,380	45,637

Avis Budget Group, Inc. †	3,210	42,212

Bohai Bay Litigation, LLC (Escrow) F	406	1,267

Brigham Exploration Co. †	3,102	90,268

Cincinnati Bell, Inc. †	31,355	106,293

CIT Group, Inc. †	936	32,358

Compton Petroleum Corp. (Rights) (Canada) †	2,882	618

Compton Petroleum Corp. (Canada) †	5,645	45,160

CONSOL Energy, Inc.	1,500	68,490

Deepocean Group (Shell) (acquired 6/9/11,
cost $131,921) (Norway) ‡	9,098	127,372

DineEquity, Inc. †	1,280	53,632

El Paso Corp.	58,196	1,113,871

FelCor Lodging Trust, Inc. † R	8,485	29,104

Fortescue Metals Group, Ltd. (Australia)	9,200	59,973

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	1,770	83,438

General Motors Co. †	2,830	68,005

Interpublic Group of Companies, Inc. (The)	6,010	51,866

Jarden Corp.	1,855	53,869

L-3 Communications Holdings, Inc.	965	65,446

NII Holdings, Inc. †	2,425	93,435

Quicksilver Resources, Inc. †	4,455	42,456

COMMON STOCKS (1.9%)* cont.			Shares	Value

Sealy Corp. †			29,223	$59,615

Spectrum Brands Holdings, Inc. †			3,329	89,151

Stallion Oilfield Holdings, Ltd.			693	25,295

Terex Corp. †			2,105	33,954

Trump Entertainment Resorts, Inc. F			152	646

TRW Automotive Holdings Corp. †			790	32,935

Vantage Drilling Co. †			38,638	59,116

Total common stocks (cost $2,350,525)				$2,586,076

UNITS (0.9%)*			Units	Value

Ashland, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029			1,540,000	$1,309,000

Total Units (cost $1,257,234)				$1,309,000

PREFERRED STOCKS (0.2%)*			Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.			111	$84,461

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			6,800	145,180

Total preferred stocks (cost $260,815)				$229,641

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Smurfit Kappa Group PLC 144A
(Ireland) F	10/1/13	EUR 0.001	119	$4,897

Tower Semiconductor, Ltd. 144A
(Israel) F	6/30/15	$0.01	168,777	40,506

Total warrants (cost $38,280)				$45,403

SENIOR LOANS (—%)* [c]			Principal amount	Value

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.23s, 2014			$54,268	$14,652

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.23s, 2014			20,249	5,467

Total senior loans (cost $71,783)				$20,119

SHORT-TERM INVESTMENTS (2.3%)*			Shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]			3,246,095	$3,246,095

Total short-term investments (cost $3,246,095)				$3,246,095

TOTAL INVESTMENTS

Total investments (cost $136,824,570)				$137,926,303

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
USD / $	United States Dollar

Key to holding’s abbreviations
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $139,119,894.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $127,372, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $13,277 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $1,670,139)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Canadian Dollar	Sell	9/21/11	$35,726	$36,549	$823

	Euro	Sell	9/21/11	47,444	46,884	(560)

Citibank, N.A.

	Euro	Buy	9/21/11	24,010	23,711	299

Credit Suisse AG

	Euro	Buy	9/21/11	22,141	21,871	270

Deutsche Bank AG

	Euro	Sell	9/21/11	136,581	134,900	(1,681)

Goldman Sachs International

	Euro	Sell	9/21/11	130,399	128,765	(1,634)

HSBC Bank USA, National Association

	Euro	Sell	9/21/11	54,632	53,970	(662)

JPMorgan Chase Bank, N.A.

	Canadian Dollar	Sell	9/21/11	41,850	42,814	964

	Euro	Buy	9/21/11	242,827	239,788	3,039

Royal Bank of Scotland PLC (The)

	Euro	Buy	9/21/11	81,086	80,099	987

State Street Bank and Trust Co.

	Euro	Sell	9/21/11	47,444	46,863	(581)

UBS AG

	Euro	Sell	9/21/11	1,725	1,704	(21)

Westpac Banking Corp.

	Australian Dollar	Sell	9/21/11	66,530	67,919	1,389

	Canadian Dollar	Sell	9/21/11	75,637	77,388	1,751

	Euro	Sell	9/21/11	675,142	666,914	(8,228)

Total						$(3,845)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$83,438	$59,973	$—

Capital goods	33,954	—	—

Communication services	199,728	—	—

Consumer cyclicals	295,394	—	646

Consumer staples	184,995	—	—

Energy	351,745	152,667	1,267

Financials	32,358	—	—

Health care	10,594	—	—

Technology	65,446	—	—

Utilities and power	1,113,871	—	—

Total common stocks	2,371,523	212,640	1,913

Convertible bonds and notes	—	38,754,632	—

Convertible preferred stocks	—	36,950,799	657

Corporate bonds and notes	—	54,335,351	448,530

Preferred stocks	—	229,641	—

Senior loans	—	20,119	—

Units	—	1,309,000	—

Warrants	—	—	45,403

Short-term investments	3,246,095	—	—

Totals by level	$5,617,618	$131,812,182	$496,503

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,845)	$—

Totals by level	$—	$(3,845)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $133,578,475)	$134,680,208
Affiliated issuers (identified cost $3,246,095) (Note 6)	3,246,095

Cash	33,765

Dividends, interest and other receivables	2,028,203

Receivable for investments sold	388,041

Unrealized appreciation on forward currency contracts (Note 1)	9,522

Total assets	140,385,834

LIABILITIES

Distributions payable to shareholders	751,928

Payable for investments purchased	13,406

Payable for compensation of Manager (Note 2)	262,428

Payable for investor servicing fees (Note 2)	5,858

Payable for custodian fees (Note 2)	11,973

Payable for Trustee compensation and expenses (Note 2)	83,796

Payable for administrative services (Note 2)	572

Unrealized depreciation on forward currency contracts (Note 1)	13,367

Payable for auditing	112,070

Other accrued expenses	10,542

Total liabilities	1,265,940

Net assets	$139,119,894

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 5)	$165,520,321

Undistributed net investment income (Note 1)	773,696

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(28,272,227)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,098,104

Total — Representing net assets applicable to capital shares outstanding	$139,119,894

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($139,119,894 divided by 17,130,850 shares)	$8.12

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Interest (including interest income of $1,899 from investments in affiliated issuers) (Note 6)	$7,578,988

Dividends (net of foreign tax of $42)	2,404,625

Total investment income	9,983,613

EXPENSES

Compensation of Manager (Note 2)	1,030,959

Investor servicing fees (Note 2)	73,720

Custodian fees (Note 2)	20,878

Trustee compensation and expenses (Note 2)	12,567

Administrative services (Note 2)	3,610

Auditing	114,590

Other	91,060

Total expenses	1,347,384

Expense reduction (Note 2)	(639)

Net expenses	1,346,745

Net investment income	8,636,868

Net realized gain on investments (Notes 1 and 3)	6,600,650

Net realized loss on foreign currency transactions (Note 1)	(51,913)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(32,427)

Net unrealized depreciation of investments during the year	(2,947,605)

Net gain on investments	3,568,705

Net increase in net assets resulting from operations	$12,205,573

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$8,636,868	$8,811,603

Net realized gain (loss) on investments
and foreign currency transactions	6,548,737	(338,122)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(2,980,032)	14,295,462

Net increase in net assets resulting from operations	12,205,573	22,768,943

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(9,023,929)	(9,031,073)

Increase in capital share transactions from reinvestment
of distributions	234,339	105,783

Decrease from capital shares repurchased (Note 5)	(73,470)	(1,322,649)

Total increase in net assets	3,342,513	12,521,004

NET ASSETS

Beginning of year	135,777,381	123,256,377

End of year (including undistributed net investment income of
$773,696 and $567,378, respectively)
	$139,119,894	$135,777,381

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	17,113,325	17,294,890

Shares issued in connection with reinvestment of distributions	27,538	13,170

Shares repurchased (Note 5)	(10,013)	(194,735)

Shares outstanding at end of year	17,130,850	17,113,325

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	8/31/11	8/31/10	8/31/09	8/31/08	8/31/07

Net asset value, beginning of period	$7.93	$7.13	$8.23	$9.15	$8.82

Investment operations:

Net investment income (loss) [a]	.50	.51	.50	.56	.55

Net realized and unrealized
gain (loss) on investments	.22	.81	(1.10)	(.98)	.30

Total from investment operations	.72	1.32	(.60)	(.42)	.85

Less distributions:

From net investment income	(.53)	(.53)	(.55)	(.55)	(.55)

Total distributions	(.53)	(.53)	(.55)	(.55)	(.55)

Increase from shares repurchased	— [d]	.01	.05	.05	.03

Net asset value, end of period	$8.12	$7.93	$7.13	$8.23	$9.15

Market price, end of period	$8.10	$8.19	$6.80	$7.29	$8.24

Total return at market price (%) [b]	5.22	29.08	2.60	(5.09)	11.64

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$139,120	$135,777	$123,256	$149,717	$175,989

Ratio of expenses to
average net assets (%) [c]	.91	.93	1.04 [e]	.96 [e]	.96 [e]

Ratio of net investment income (loss)
to average net assets (%)	5.86	6.60	8.11 [e]	6.36 [e]	5.96 [e]

Portfolio turnover (%)	63	61	50	42	44

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended August 31, 2009, August 31, 2008 and August 31, 2007 reflect a reduction of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,667 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2011, the fund had a capital loss carryover of $27,816,492 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$133,642	August 31, 2016

4,037,408	August 31, 2017

23,645,442	August 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, the expiration of a capital loss carryover, nontaxable dividends, dividends payable, interest on payment-in-kind securities and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $593,379 to increase undistributed net investment income and $829,217 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $235,838.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,811,363
Unrealized depreciation	(7,761,868)

Net unrealized appreciation	1,049,495
Undistributed ordinary income	1,560,260
Capital loss carryforward	(27,816,492)
Cost for federal income tax purposes	$136,876,808

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.70%	of the first $500 million of average net assets,
0.60%	of the next $500 million of average net assets,
0.55%	of the next $500 million of average net assets,
0.50%	of the next $5 billion of average net assets,
0.475%	of the next $5 billion of average net assets,
0.455%	of the next $5 billion of average net assets,
0.44%	of the next $5 billion of average net assets,
0.43%	of the next $5 billion of average net assets,
0.42%	of the next $5 billion of average net assets,
0.41%	of the next $5 billion of average net assets,
0.40%	of the next $5 billion of average net assets,
0.39%	of the next $5 billion of average net assets,
0.38%	of the next $8.5 billion of average net assets,
0.37%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2010. Subsequent to December 31, 2010 these services were provided by Putnam Investor Services, Inc., an affiliate of Putnam Management. Both Putnam Investor Services and Putnam Investor Services, Inc. were paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC, Putnam Investor Services, Inc. and State Street whereby PFTC’s, Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $96 under the expense offset arrangements and by $543 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $103, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $89,662,631 and $91,653,868, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$9,522	Payables	$13,367

Equity contracts	Investments	45,403	Payables	—

Total		$54,925		$13,367

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$(54,372)	$(54,372)

Equity contracts	(725)	—	$(725)

Total	$(725)	$(54,372)	$(55,097)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$(33,892)	$(33,892)

Equity contracts	1,962	—	$1,962

Total	$1,962	$(33,892)	$(31,930)

* For the reporting period, the transaction volume for warrants was minimal.

Note 5: Shares repurchased

In September 2010, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 10,013 common shares for an aggregate purchase price of $73,470, which reflects a weighted-average discount from net asset value per share of 8.62%.

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011).

At the close of the reporting period, Putnam Investments, LLC owned approximately 192 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $1,559 based on net asset value.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,899 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $49,292,317 and $47,548,786, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 20.62% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2011, the fund hereby designates 23.75%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,138,354 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

Shareholder meeting results (Unaudited)

January 28, 2011 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	13,753,188	369,777

Barbara M. Baumann	13,737,781	385,184

Jameson A. Baxter	13,752,470	370,495

Charles B. Curtis	13,745,723	377,242

Robert J. Darretta	13,766,925	356,040

Myra R. Drucker*	13,752,608	370,357

John A. Hill	13,754,598	368,367

Paul L. Joskow	13,750,228	372,737

Kenneth R. Leibler	13,747,093	375,872

George Putnam, III	13,718,944	404,021

Robert E. Patterson	13,760,478	362,487

Robert L. Reynolds	13,758,966	363,999

W. Thomas Stephens	13,730,359	392,606

* Myra Drucker retired from the Board of Trustees of the Putnam Funds effective January 30, 2011.

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Robert R. Leveille
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	Chief Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Mark C. Trenchard
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	BSA Compliance Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		Robert T. Burns
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Independent Registered	Janet C. Smith	Nancy E. Florek
Public Accounting Firm	Vice President, Assistant	Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP	Treasurer and Principal	Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
Jameson A. Baxter, Chair	Beth S. Mazor	Susan G. Malloy
Ravi Akhoury	Vice President	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN710
269873 10/11

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$105,356	$--	$9,156	$ —
August 31, 2010	$95,922	$--	$9,567	$ —

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $141,538 and $369,220 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$112,505	$ —	$ —

August 31, 2010	$ —	$203,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund’s Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

•	the award pool or amount per employee under the plan is unlimited, or

•	the plan’s performance criteria is undisclosed, or

•	the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary:  The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

►	For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established a nominating committee composed of at least a majority of outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary:  In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board does not have at least a majority of independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

As adopted February 4, 2011

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Leaders	Joined Fund	Employer	Positions Over Past Five Years

Eric Harthun	2008	Putnam Management 2000 – Present	Portfolio Manager
Robert Salvin	2004	Putnam Management 2000 – Present	Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Erik Harthun	6	$1,261,100,000	2	$9,000,000	3	$394,500,000
Robert Salvin	16	$4,059,200,000	17*	$3,356,100,000	5	$707,800,000

*	1 account, with total assets of $31,900,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

				$10,001–	$50,001–	$100,001–	$500,001–	$1,000,001
	Year	$0	$1–$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Harthun, Eric N.	2011	*
	2010	*

Salvin, Robert L.	2011			*
	2010			*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 – September 30, 2010	—	—	—	1,534,754
October 1 – October 7, 2010	—	—	—	1,534,754
October 8 – October 31, 2010	—	—	—	1,711,761
November 1 – November 30, 2010	—	—	—	1,711,761
December 1 – December 31, 2010	—	—	—	1,711,761
January 1 – January 31, 2011	—	—	—	1,711,761
February 1 – February 28, 2011	—	—	—	1,711,761
March 1 – March 31, 2011	—	—	—	1,711,761
April 1 – April 30, 2011	—	—	—	1,711,761
May 1 – May 31, 2011	—	—	—	1,711,761
June 1 – June 30, 2011	—	—	—	1,711,761
July 1 – July 31, 2011	—	—	—	1,711,761
August 1 – August 31, 2011	10,013	$7.34	10,013	1,701,748

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on five occasions, to permit the repurchase of an additional 10% of the fund’s outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008, October 8, 2009, October 8, 2010 and October 8, 2011. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 1,797,637 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 1,729,489 shares of the fund. The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 1,711,761 shares of the fund. The October 8, 2011 - October 7, 2012 program, which was announced in September 2011, allows repurchases up to a total of 1,713,190 shares of the fund.

** Information prior to October 7, 2010 is based on the total number of shares eligible for repurchase under the program, as amended through September 2009. Information from October 8, 2010 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2010

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011